                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------
PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. Your prompt return of the Proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your Proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your Proxy by advising the Secretary of The Fontaine Trust in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
--------------------------------------------------------------------------------
                                                         THANK YOU FOR YOUR TIME

          -  Please fold and detach card at perforation before mailing  -

          THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE FONTAINE TRUST                                     PROXY FOR SPECIAL MEETING
CAPITAL APPRECIATION FUND ("FUND")                               OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Richard H. Fontaine and _________ as proxies, each with power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held as The Fontaine Trust, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204 on April 20, 1998 at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Combined Proxy Statement and Prospectus dated March ___, 1998, receipt of which is hereby acknowledged.




                                   DATE:
                                        ----------------------------------------
                                   NOTE:  Please sign exactly as your name(s)
                                   appear(s) on this Proxy.  If joint owners,
                                   EITHER may sign this Proxy.  When signing as
                                   attorney, executor, administrator, trustee,
                                   guardian or corporate officer, please give
                                   your full title as such.  If a corporation,
                                   please sign in full corporate name by
                                   President or other authorized officer.  If a
                                   partnership, please sign in partnership name
                                   by authorized person.
                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Signature(s) (Title(s), if applicable)    034

                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------

          -  Please fold and detach card at perforation before mailing  -

THIS PROXY WILL VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. / /


                                             FOR       AGAINST        ABSTAIN

     To approve or disapprove an Agreement   / /         / /            / /
     and Plan of Reorganization by and
     among, and, with respect to certain
     matters, and the transactions
     contemplated thereby, and the
     termination of the Fontaine Trust as
     a registered investment company and
     the deregistration of the Fontaine
     Trust under all applicable laws.

                 TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD.

                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------
PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. Your prompt return of the Proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your Proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your Proxy by advising the Secretary of The Fontaine Trust in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
--------------------------------------------------------------------------------
                                                         THANK YOU FOR YOUR TIME

          -  Please fold and detach card at perforation before mailing  -

          THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE FONTAINE TRUST                                     PROXY FOR SPECIAL MEETING
GLOBAL GROWTH FUND ("FUND")                                      OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Richard H. Fontaine and _________ as proxies, each with power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held as The Fontaine Trust, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204 on April 20, 1998 at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Combined Proxy Statement and Prospectus dated March ___, 1997, receipt of which is hereby acknowledged.




                                   DATE:
                                        ----------------------------------------
                                   NOTE:  Please sign exactly as your name(s)
                                   appear(s) on this Proxy.  If joint owners,
                                   EITHER may sign this Proxy.  When signing as
                                   attorney, executor, administrator, trustee,
                                   guardian or corporate officer, please give
                                   your full title as such.  If a corporation,
                                   please sign in full corporate name by
                                   President or other authorized officer.  If a
                                   partnership, please sign in partnership name
                                   by authorized person.
                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Signature(s) (Title(s), if applicable)    034

                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------

          -  Please fold and detach card at perforation before mailing  -

THIS PROXY WILL VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. / /


                                             FOR       AGAINST        ABSTAIN

     To approve or disapprove an Agreement   / /         / /            / /
     and Plan of Reorganization by and
     among, and, with respect to certain
     matters, and the transactions
     contemplated thereby, and the
     termination of the Fontaine Trust as
     a registered investment company and
     the deregistration of the Fontaine
     Trust under all applicable laws.

                 TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD.

                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------
PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. Your prompt return of the Proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your Proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your Proxy by advising the Secretary of The Fontaine Trust in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
--------------------------------------------------------------------------------
                                                         THANK YOU FOR YOUR TIME

          -  Please fold and detach card at perforation before mailing  -

          THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE FONTAINE TRUST                                     PROXY FOR SPECIAL MEETING
GLOBAL INCOME FUND ("FUND")                                      OF SHAREHOLDERS

The undersigned hereby constitutes and appoints Richard H. Fontaine and _________ as proxies, each with power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held as The Fontaine Trust, 210 West Pennsylvania Avenue, Suite 240, Towson, Maryland 21204 on April 20, 1998 at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Combined Proxy Statement and Prospectus dated March ___, 1998, receipt of which is hereby acknowledged.




                                   DATE:
                                        ----------------------------------------
                                   NOTE:  Please sign exactly as your name(s)
                                   appear(s) on this Proxy.  If joint owners,
                                   EITHER may sign this Proxy.  When signing as
                                   attorney, executor, administrator, trustee,
                                   guardian or corporate officer, please give
                                   your full title as such.  If a corporation,
                                   please sign in full corporate name by
                                   President or other authorized officer.  If a
                                   partnership, please sign in partnership name
                                   by authorized person.
                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Signature(s) (Title(s), if applicable)    034

                                         WE NEED YOUR VOTE BEFORE APRIL 20, 1998
--------------------------------------------------------------------------------

          -  Please fold and detach card at perforation before mailing  -

THIS PROXY WILL VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. / /


                                             FOR       AGAINST        ABSTAIN

     To approve or disapprove an Agreement   / /         / /            / /
     and Plan of Reorganization by and
     among, and, with respect to certain
     matters, and the transactions
     contemplated thereby, and the
     termination of the Fontaine Trust as
     a registered investment company and
     the deregistration of the Fontaine
     Trust under all applicable laws.

                 TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD.